JULIUS BAER FUNDS

Julius Baer International Equity Fund
Julius Baer International Equity Fund II
Julius Baer Total Return Bond Fund
Julius Baer Global High Income Fund
Julius Baer Global Equity Fund Inc.

Supplement dated January 11, 2007 to the
Prospectus dated February 28, 2006, as revised May 26, 2006 and September 15, 2006

Removal of International Equity Fund II’s Expense Limitation

When International Equity Fund II (the “Fund”) launched in May 2005, Julius Baer Investment Management LLC (the “Adviser”) agreed for a limited time to reimburse the total annual operating expenses of each class of the Fund in order to align them with the expenses of the respective class of International Equity Fund. As the Fund’s assets have grown significantly since May 2005 and the total annual operating expenses have decreased as a percentage of net assets, the Adviser believes that the total annual operating expenses are competitive and do not warrant continuation of the expense limitation agreement. The Fund’s expense limitation agreement, in effect through February 28, 2007, under which the Adviser agreed to reimburse expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annual rate of 1.32% and 1.05% of the average daily net assets of the Class A shares and Class I shares, respectively, will not be renewed.

 Effective March 1, 2007, the following replaces the “Annual Fund Operating Expenses” table of the section “The Fund’s Performance and Average Total Returns - - The Fund’s Fees and Expenses” on page 17 of the Prospectus:

Annual Fund Operating Expenses - (expenses that are deducted from Fund assets)	Class A Shares	Class I Shares
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses[1]	0.18%	0.16%
Total Annual Fund Operating Expenses[1]	1.33%	1.06%

1
Shows the Other Expenses as they would have been if certain custody expense offset and expense limitation repayment arrangements had not been in effect. The Other Expenses for the fiscal year ended October 31, 2006 taking into consideration these expense offset arrangements were 0.17% and 0.15% for the Class A shares and Class I shares respectively, and Total Annual Fund Operating Expenses were 1.32% and 1.05% for the Class A shares and Class I shares, respectively.

Changes to performance benchmark indices

The following changes to performance benchmark indices are effective March 1, 2007:

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The Morgan Stanley Capital International, Inc. (“MSCI”) All Country World ex-U.S. Index (“MSCI ACWI-ex U.S.”) will replace the MSCI Europe Australasia and Far East Index (“MSCI EAFE”) for International Equity Fund and International Equity Fund II. The MSCI All Country World ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI All Country World ex-U.S. Index consisted of 47 developed and emerging market country indices.

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The Morgan Stanley Capital International, Inc. (“MSCI”) All Country World Index (“ACWI”) will replace the MSCI World Index for Global Equity Fund. The MSCI ACWI is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI ACWI consisted of 48 developed and emerging market country indices.

Changes to investment disclosure

A significant component of the investment strategy for International Equity Fund, International Equity Fund II and Global Equity Fund (each a “Fund) is to invest in emerging markets and currently each may invest up to 25% of its total assets in emerging market securities. Effective March 11, 2007, each Fund may invest up to 35% of its total assets in such securities. Over the last decade, the emerging market universe has undergone important fundamental changes. Permitting each Fund’s investment in emerging markets to range from zero (under unusual circumstances) to 35% of its total assets will provide the Funds with additional flexibility to respond to changes in the global economy and investment universe.

The following replaces the third paragraph of the sections “International Equity Fund - - Principal Investment Strategies” on page 5 of the Prospectus and “International Equity Fund II - - Principal Investment Strategies” beginning on page 13 of the Prospectus:

In selecting investments for the Fund, the Adviser focuses on securities located in at least five different countries, although the Fund may at times invest all of its assets in fewer than five countries. The Fund will normally invest at least 65% of its total assets in no fewer than three different countries outside the U.S. The Fund may invest up to 25% of its total assets in the securities of issuers located in emerging markets. Effective March 11, 2007, the Fund may invest up to 35% of its total assets in emerging market securities.  In an effort to maximize returns to investors, the Adviser, from time to time, manages the Fund very close to its limit in emerging markets.  Market fluctuations and/or new purchases are subject to the constraints of time zone differences and market liquidity, which can cause the Fund to exceed this limit. In such cases where the Fund exceeds its limit, the Adviser has a procedure to quickly reduce its holding in emerging markets, typically by the end of the same trading day or the next trading day, also subject to the constraints of time zone differences and market liquidity. The Fund’s investment in emerging market securities will remain consistent with its status as a diversified international equity fund.

The following sentence is added after the third paragraph in “International Equity Fund - - Principal Investment Strategies” on page 5 of the Prospectus:

The Fund’s exposure to emerging market securities, as of October 31, 2006, was 22.62% of its total assets.

The following replaces the “Emerging Market Risk” bullet of the sections “International Equity Fund - - The Key Risks” on page 6 of the Prospectus, “International Equity Fund II - - The Key Risks” on page 14 of the Prospectus and “Global Equity Fund - - The Key Risks” on page 39 of the Prospectus:

Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties than in developed markets. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Less extensive legal remedies, difficulties in enforcing favorable legal judgments in foreign courts, and different securities clearance and settlement procedures are issues. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment. Investments in emerging markets are considered to be speculative and may be highly volatile.

The following sentence is added after the third paragraph in “International Equity Fund II - - Principal Investment Strategies” on page 14 of the Prospectus:

The Fund’s exposure to emerging market securities, as of October 31, 2006, was 20.86% of its total assets.

The following paragraph is added after the second paragraph in “Global Equity Fund - - Principal Investment Strategies” on page 38 of the Prospectus:

The Fund may invest up to 25% of its total assets in the securities of issuers located in emerging markets. Effective March 11, 2007, the Fund may invest up to 35% of its total assets in emerging market securities.  The Fund’s investment in emerging market securities will remain consistent with its status as a diversified global equity fund. The Fund’s exposure to emerging market securities, as of October 31, 2006, was 11.96% of its total assets.

The following replaces the “Emerging Market Risk” of the section “General Strategies Applicable to the Funds - - Risks of Investing in the Funds” on page 63 of the Prospectus:

Emerging Market Risk. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets, such as Central and Eastern Europe and Russia, may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund’s assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Investments in emerging markets are considered to be speculative and may be highly volatile. [International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund]